EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into MidAmerican Energy Holdings Company's previously filed Registration Statements, File No.'s 33-60549, 33-60849, 33-60851, and 333-02803.



                                                    /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
March 28, 1997